UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

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Chanticleer Holdings, Inc.

11220 Elm Lane, Suite 203

Charlotte, NC 28277

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD JANUARY 31, 2014

Dear Stockholders:

Notice is hereby given that a Special Meeting of Stockholders of Chanticleer Holdings, Inc., a Delaware corporation (“we”, “us” or the “Company”), will be held at 9:00 a.m. local time on January 31, 2014 at the Company’s principal executive offices, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, to consider and act upon the following items of business:

1.	To approve the Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”).

2.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, $0.0001 par value per share, from 20,000,000 shares to 45,000,000 shares.

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

Only stockholders of record of the Company at the close of business on December 20, 2013 will be entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A list of all stockholders of record as of the record date will be available for inspection by stockholders, for any purpose germane to the Special Meeting, during normal business hours at our principal executive offices during the ten days preceding the meeting and will be available for inspection at the meeting. Any questions regarding the Special Meeting, including questions regarding directions to attend the Special Meeting and vote in person, are to be directed to the Company at (704) 366-5122 (Attention: Michelle Arcidiacono).

The accompanying proxy statement is being mailed to the stockholders on or about January 21, 2014.

Important Notice Regarding the Availability of Proxy Material for the Special Stockholder Meeting to be held on January 31, 2014 — The proxy statement and annual report on Form 10-K for the year ended December 31, 2012, are available on the Internet at www.chanticleerholdings.com.

Sincerely,

/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

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Charlotte, NC	January 21, 2014

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING AND TO ENSURE A QUORUM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES USING THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES. PROXIES CAN ALSO BE REVOKED BY SUBMITTING A NEW PROXY WITH A LATER DATE OR BY DELIVERING WRITTEN INSTRUCTIONS TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

WHEN COMPLETING YOUR PROXY CARD, PLEASE SIGN YOUR NAME AS IT APPEARS PRINTED. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. A PROXY EXECUTED BY A CORPORATION MUST BE SIGNED BY AN AUTHORIZED OFFICER.

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CHANTICLEER HOLDINGS, INC.

11220 Elm Lane, Suite 203

Charlotte, NC 28277

________________________

PROXY STATEMENT

PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

________________________

SPECIAL MEETING OF THE STOCKHOLDERS TO BE HELD JANUARY 31, 2014

____________________

This proxy statement and accompanying form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chanticleer Holdings, Inc. (sometimes hereinafter referred to as “we”, “us”, “Company” or “Chanticleer”), for a Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at our corporate offices at 9:00 a.m. local time on January 31, 2014 at 11220 Elm Lane, Suite 203, Charlotte, NC 28277.

At the Special Meeting, stockholders will be asked to vote on two proposals and to transact any business that properly comes before the Special Meeting or any adjournments or postponements thereof.

GENERAL

The enclosed proxy is solicited by the Board for the purposes set forth in the Notice of Special Meeting of Stockholders. The solicitation is being distributed and made available on or about January 21, 2014, and we may also use our officers, employees and consultants to solicit proxies from stockholders either in person or by telephone, facsimile, e-mail or letter, without additional compensation. We will pay the cost for solicitation of proxies, including preparation, assembly and mailing this proxy statement and proxy. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of our common stock. The approximate mailing date of this proxy statement and Notice of Special Meeting and form of proxy is January 21, 2014.

QUESTIONS AND ANSWERS

Q: Who may vote at the Special Meeting?

A: Each stockholder of record at the close of business on December 20, 2013 (the “Record Date”), is entitled to notice of and vote at the Special Meeting. As of the close of business on the Record Date, we had 5,362,897 shares of common stock outstanding. Each share of common stock outstanding on the Record Date entitles the holder thereof to one vote.

Q: What is the quorum requirement for the Special Meeting?

A: Our bylaws provide that the holders of a majority of the common stock issued and outstanding and entitled to vote at the meeting, whether present in person or represented by proxy, shall constitute a quorum at the Special Meeting.

Q: What proposals will be voted on at the Special Meeting?

A: There are two proposals scheduled to be voted on at the Special Meeting. Additionally, we will consider any other business that properly comes before the Special Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy card will vote the shares they represent using their best judgment.

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Q: How can I get electronic access to the proxy materials?

A: You can view the proxy materials on the Internet at https://www.iproxydirect.com/HOTR

Q: How may I vote my shares in person at the Special Meeting?

A: If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the Special Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Special Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Q: How can I vote my shares without attending the Special Meeting?

A: Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Special Meeting. Stockholders of record must sign and return their proxy cards by mail for their votes to be counted. Beneficial owners may submit voting instructions to their stockbroker, trustee or nominee by returning their voting instruction cards by mail, or they may vote their shares on the Internet or by telephone.

Q: How can I revoke my proxy and change my vote after I return my proxy card?

A: You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date, which must be completed by 11:59 p.m. Eastern Time on January 30, 2014, or by attending the Special Meeting and voting in person. Attending the Special Meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact the bank or firm directly to revoke any prior voting instructions.

Q. What happens if I do not give specific voting instructions?

A. Stockholders of Record. If you return your signed proxy card but do not specify how your want to vote your shares, the proxies will vote your shares in the manner recommended by the Board on all matters in this proxy statement and as they may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, the proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares is considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. The proposal to approve the Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”) is considered “non-discretionary,” which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

Q: How does use of a proxy affect my vote?

A: Proxies returned to us or our transfer agent and properly executed will be voted in accordance with the stockholders’ instructions. You specify your choice by appropriately marking the enclosed proxy card. Brokers holding shares for the account of their clients may vote such shares in the manner directed by their clients.

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Any proxy, which is timely signed and returned with no other markings, will be voted in accordance with the recommendation of our Board. If any other matter is properly presented for action at the Special Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

The execution of a proxy will in no way affect your right to attend the Special Meeting and vote in person. For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to our Transfer Agent, who will assist in tabulating the stockholder vote.

Our mailing address is 11220 Elm Lane, Suite 203, Charlotte, NC 28277. Our telephone number is (704) 366-5122.

Q: How many votes will be required to approve each proposal?

A: With respect to the proposal to approve the 2014 Plan, assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter is required to approve such proposal. With respect to the proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares, assuming a quorum is present, the affirmative vote of a majority of our total outstanding common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter is required to approve such proposal. For purposes of the votes on the proposal to approve the 2014 Plan, abstentions and broker non-votes will not be counted and therefore will have no impact on the outcome. For purposes of the votes on the proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares, abstentions and broker non-votes will have the effect of a vote against the proposal because the vote for this item is measured by the percentage of total shares outstanding that have cast a favorable vote.

Q: Do I have appraisal rights?

A: The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Q: Where and when can I find the voting results of the Special Meeting?

A: The preliminary voting results will be announced at the Special Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If our final voting results are not available within four business days of the Special Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

Q: Who will tabulate our votes?

A. Votes cast by proxy or in person at the Special Meeting will be tabulated by persons appointed by our Board to act as Inspector of Elections for the meeting. The Inspector of Elections will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspector of Elections will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Q: What if I share an address with a fellow Stockholder?

A: We will deliver only one proxy statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the proxy statement by contacting us via telephone at (704) 366-5122 or at the address set forth above (Attention: Michelle Arcidiacono).

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PROPOSAL 1

APPROVAL OF THE CHANTICLEER HOLDINGS, INC. 2014 STOCK INCENTIVE PLAN

General Information

The Compensation Committee of the Board and the Board have approved the adoption of the Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”) subject to stockholder approval of the 2014 Plan.

The discussion that follows is qualified in all respects by reference to the terms of the 2014 Plan. We will promptly provide, upon request and without charge, a copy of the full text of the 2014 Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Michelle Arcidiacono at 11220 Elm Lane, Suite 203, Charlotte, North Carolina 28277. An electronic copy of the 2014 Plan is also available free of charge as Appendix A to the electronic version of this proxy statement on the SEC’s website at www.sec.gov. Stockholders should refer to the 2014 Plan for more complete and detailed information about the 2014 Plan. The Board believes that the 2014 Plan will allow us to attract and retain employees capable of achieving consistently superior business results. The Board also believes that the 2014 Plan effectively aligns the interests of plan participants with those of our stockholders by linking a portion of their compensation directly to increases in stockholder value. Approval of the 2014 Plan should provide us with the flexibility we need to use equity compensation to attract, retain and motivate talented employees, directors and independent contractors who are important to our long-term growth and success.

“Best Practices” Integrated into the 2014 Plan

The 2014 Plan includes a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of stockholders, including the following “best practices”:

•	Limitation on Shares Issued. Assuming the approval of the 2014 Plan, no more than 4,000,000 total shares of common stock will be authorized for issuance under the 2014 Plan. The 2014 Plan also imposes limitations on the amount of participant awards. See “Share Limitations,” below.

•	No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Stock options and stock appreciation rights (“SARs”) must have an exercise price or base price, as applicable, equal to or greater than the fair market value (which is generally defined to be the closing sale price on the trading day immediately preceding the date of grant) of our common stock on the date of grant. In addition, the term of an option or SAR is limited to 10 years.

•	No Stock Option or SAR Repricings Without Stockholder Approval. The 2014 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2014 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

•	Prudent Change of Control Provisions. The 2014 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of 51% or more of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. In addition, the 2014 Plan generally provides that awards will vest upon a change of control only if (i) awards are not assumed, substituted or continued, or (ii) even if such awards are assumed, substituted or continued, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

•	Forfeiture and Recoupment. The 2014 Plan authorizes the Compensation Committee or the Board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

•	Independent Committee. The 2014 Plan will be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under Nasdaq listing standards, “non-employee directors” under Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent required.

•	No Dividends or Dividend Equivalents on Unearned Performance Awards. Dividends and dividend equivalents on performance-based awards issued under the 2014 Plan may only be paid if and to the extent the award has vested or been earned.

•	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.

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Share Limitations

The maximum number of shares that we may issue pursuant to awards granted under the 2014 Plan may not exceed 4,000,000 shares. Of such number, no more than 4,000,000 shares may be issued under the 2014 Plan pursuant to the grant of incentive stock options.

In addition, under the 2014 Plan, in any 12-month period, (i) no participant may be granted options and SARs that are not related to an option for more than 500,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award); and (ii) no participant may be granted awards other than options or SARs that are settled in shares of common stock for more than 500,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award).

The following are not included in calculating the 2014 Plan share limitations described above: (a) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (b) awards which are settled in cash, (c) any shares subject to an award under the 2014 Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason or shares subject to an award which are forfeited to, repurchased or reacquired by the Company; and (d) any shares surrendered by a participant or withheld by the Company to pay the option price or purchase price for an award or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with plan terms, a participant pays the option or purchase price or satisfies the tax withholding by either tendering previously owned shares or having the Company withhold shares. In addition, (a) shares issued under the 2014 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares of common stock available for delivery under the 2014 Plan, and (b) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2014 Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Plan.

The number of shares reserved for issuance under the 2014 Plan, the participant award limitations and the terms of awards may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, stock split, stock dividend or similar event). On January 15, 2014, the closing sales price of the common stock as reported on The Nasdaq Capital Market was $5.00 per share.

Purpose and Eligibility; Term

The purposes of the 2014 Plan are to encourage and enable selected employees, directors and independent contractors of the Company and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and our stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. If approved by the stockholders, the effective date of the 2014 Plan will be February 3, 2014, and awards can be granted under the 2014 Plan until February 3, 2024 or the Plan’s earlier termination by the Board. Awards may be granted to selected employees, directors and independent contractors of the Company or its affiliates in the discretion of the Administrator (as defined below under “Administration; Amendment and Termination”). As of January 15, 2014, approximately 20 employees, 4 directors and 2 independent contractors were eligible to be selected to participate in the 2014 Plan.

The 2014 Plan’s purpose will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2014 Plan include: options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards and restricted stock units; performance awards in the form of performance shares and performance units; phantom stock awards; other stock-based awards; and dividend equivalent awards. We discuss the material terms of each type of award below.

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Administration; Amendment and Termination

The 2014 Plan provides that the plan will be administered by the Compensation Committee unless the Board elects to administer the 2014 Plan in whole or in part. As a matter of practice, the Compensation Committee will administer the 2014 Plan, subject to Board oversight, particularly of the plan’s director equity compensation component. Each member of the Compensation Committee is independent under applicable Code Section 162(m), SEC Rule 16b-3 and Nasdaq listing standards. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

Subject to the terms of the 2014 Plan, the Administrator’s authority includes but is not limited to the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and the terms, conditions, restrictions and limitations of an award; (b) prescribe the form or forms of agreements evidencing awards granted under the 2014 Plan; (c) establish, amend and rescind rules and regulations for the administration of the 2014 Plan; and (d) construe and interpret the 2014 Plan, awards and award agreements made under the 2014 Plan, interpret rules and regulations for administering the 2014 Plan and make all other determinations deemed necessary or advisable for administering the 2014 Plan. In certain circumstances, the Administrator may delegate to one or more officers of the Company or a subcommittee comprised of one or more Compensation Committee members the authority to grant awards, and to make other determinations under the 2014 Plan with respect to such awards, to persons who are not directors or officers subject to Section 16 under the Exchange Act or “covered employees” under Code Section 162(m).

The 2014 Plan and awards may be amended or terminated at any time by the Board, subject to the following: (a) stockholder approval is required of any 2014 Plan amendment if approval is required by applicable law, rule or regulation; and (b) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent. In addition, stockholder approval is required to amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of the common stock; or take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Administrator may adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2014 Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

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Awards

A summary of the material terms of the types of awards authorized under the 2014 Plan is provided below.

Options. The 2014 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent; in addition, except where prohibited by the Administrator or applicable laws, rules and regulations, payment may also be made by: (a) delivery of shares of common stock owned by the participant; (b) shares of common stock withheld upon exercise; (c) delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the option price; (d) such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or (e) any combination of these methods. The Administrator will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed 10 years, or five years with respect to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

Stock Appreciation Rights. Under the terms of the 2014 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of an SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a related SAR, the related option is deemed to be surrendered to the extent of the number of shares of common stock for which the related SAR is exercised. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of related SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Restricted Awards. Under the terms of the 2014 Plan, the Administrator may grant restricted awards to participants in such numbers, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards or restricted stock units that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of common stock. Restricted stock units may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2014 Plan and the discretion of the Administrator.

The Administrator will determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance factors to be used in valuing restricted awards, and these performance factors may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division or individual performance factors and criteria as the Administrator determines. However, with respect to restricted awards payable to “covered employees” (generally the chief executive officer or one of the three next highest compensated named executive officers other than the chief financial officer) that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the performance factors described below under “Performance-Based Compensation – Code Section 162(m) Requirements.” In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective.

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The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2014 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Performance Awards. Under the terms of the 2014 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value (as determined in accordance with the 2014 Plan) of a share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value established by the Administrator at the time of grant.

The Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance factors to be used in valuing performance awards, and these performance factors may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division or individual performance factors and criteria as the Administrator determines. However, with respect to performance awards payable to covered employees that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent required under Code Section 162(m), the performance factors are limited to one or more of the performance factors described below under “Performance-Based Compensation – Code Section 162(m) Requirements.” In addition, with respect to participants who are not covered employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to determine the forms and terms of payment of performance awards. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the 2014 Plan and the individual award agreement, the award will be forfeited, unless an award agreement or the Administrator provides otherwise.

Phantom Stock Awards. Under the terms of the 2014 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms and at such times as the Administrator may determine. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

Subject to the terms of the 2014 Plan, the Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of common stock, or a combination of cash and stock, as determined by the Administrator. If a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2014 Plan and the individual award, the participant will forfeit the award unless an award agreement or the Administrator provides otherwise.

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Other Stock-Based Awards. The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary or other compensation, awards granted with vesting or performance conditions, and awards granted without being subject to vesting or performance conditions. Subject to the provisions of the 2014 Plan, the Administrator will determine the number of shares of common stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of common stock (or a combination of both), and the other terms and conditions of such awards.

Dividends and Dividend Equivalent Rights. The Administrator may provide that awards granted under the 2014 Plan (other than options and SARs) earn dividends or dividend equivalent rights; however, dividends and dividend equivalents, if any, on unearned or unvested performance-based awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested or been earned. We may pay such dividends or dividend equivalent rights currently or credit such dividends or dividend equivalent rights to a participant’s account, subject to such additional restrictions and conditions as the Administrator may establish. Any dividends or dividend equivalent rights related to an award will be structured in a manner so as to avoid causing the award or related dividends or dividend equivalent rights to be subject to Code Section 409A or will otherwise be structured so that the award and dividends and dividend equivalent rights are in compliance with Code Section 409A.

Change of Control

Under the terms of the 2014 Plan, unless an individual award agreement provides otherwise, the following provisions will apply in the event of a change of control:

•	To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the Plan (as determined by the Administrator), (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period and/or performance criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

•	In addition, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full if the employment or service of the participant is terminated within six months before (in which case vesting shall not occur until the effective date of the change of control) or one year (or such other period of time as may be stated in a change in control or similar agreement) after the effective date of a change of control if such termination of employment or service (i) is by the Company not for cause or (ii) is by the participant for good reason.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, SARs, performance awards, phantom stock awards and other stock-based awards generally are not transferable other than transfers by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

As noted above, the 2014 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

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Performance-Based Compensation – Code Section 162(m) Requirements

The 2014 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the Plan to “covered employees” (as described above, the chief executive officer and the three next highest compensated named executive officers other than the chief financial officer). Code Section 162(m) generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of the covered employees of the corporation unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. All of the members of our Compensation Committee are outside directors under Code Section 162(m) standards.

In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The eligibility and participant award limitations are described above under “Purpose and Eligibility; Term” and “Share Limitations.” With respect to awards payable to covered employees that are intended to qualify for the compensation deduction limitation exception under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the following: (a) revenues or sales; (b) gross margins; (c) earnings per share; (d) product production or shipments; (e) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (f) net income; (g) operating income; (h) book value per share; (i) return on stockholders’ equity; (j) return on investment; (k) return on capital; (l) improvements in capital structure; (m) expense management; (n) operating margins; (o) maintenance or improvement of gross margins or operating margins; (p) stock price or total stockholder return; (q) market share; (r) profitability; (s) costs; (t) cash flow or free cash flow; (u) working capital; (v) return on assets; (w) economic wealth created, and (x) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and/or execution of pre-approved corporate strategy.

Certain Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2014 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. Incentive options granted under the 2014 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

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We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. We generally are entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the 2014 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2014 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. The grant of the nonqualified option should not result in taxable income to a participant or a tax deduction to the Company. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income and the Company will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other stock-based awards or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock that is received in settlement of the award. We are entitled to a federal income tax deduction upon the settlement of such an award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

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Code Section 409A. Awards granted under the 2014 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2014 Plan or any award, and the 2014 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to Code Section 162(m) and certain reporting requirements, we will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Performance-based Compensation – Section 162(m) Requirements. As noted above, the 2014 Plan is structured to comply with the requirements imposed by Code Section 162(m) in order to preserve, to the extent practicable, the Company’s tax deduction for awards made under the 2014 Plan to covered employees. Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

New Plan Benefits

No awards will be granted under the 2014 Plan unless it is approved by the stockholders. The selection of individuals who will receive awards under the 2014 Plan, if stockholders approve the 2014 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.

The Board believes that approval of the 2014 Plan is in the best interests of the Company in order to fulfill the purposes of our equity compensation program and provide competitive incentives for eligible participants. The Board believes that the adoption of the 2014 Plan will allow us to use equity compensation as a component of a competitive, but measured, overall compensation program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE CHANTICLEER HOLDINGS, INC. 2014 STOCK INCENTIVE PLAN.

PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 45,000,000 SHARES

Our Certificate of Incorporation, as amended, currently authorizes the issuance of up to 20,000,000 shares of common stock.  On December 30, 2013, the Board unanimously adopted a resolution setting forth an amendment to Article Fourth of our Certificate of Incorporation, as amended, subject to stockholder approval, to increase the shares of common stock that are authorized for issuance by 25,000,000 shares, bringing the total number of shares of common stock authorized for issuance to 45,000,000 shares.  No change will be made to the other provisions of our Certificate of Incorporation on the basis of this proposal.  If stockholders approve this amendment, we will increase the total number of authorized shares of common stock to 45,000,000 shares.  The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized and issued and outstanding.  As of January 15, 2014, there were 5,362,897 shares of common stock issued and outstanding, 740,000 shares reserved for issuance upon exercise of the warrants issued in connection with the Agreement and Plan of Merger by and between the Company, Chanticleer Roadside Burgers International, LLC and American Roadside Burgers, Inc. dated as of September 30, 2013, 6,078,125 shares reserved for issuance upon exercise of warrants, including those warrants issued in private placements, and 300,000 shares reserved for issuance upon the conversion of our convertible notes and debentures. At the present time, approximately 7,518,978 shares remain available that could be authorized for future issuance.

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The additional shares of common stock authorized by the amendment to our Certificate of Incorporation may be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, in connection with stock splits, stock dividends, sales of our common stock, awards under the 2014 Plan, acquisitions and to engage in other types of capital raises or strategic transactions.

The holders of shares of common stock do not presently have preemptive rights to subscribe for any of our securities and holders of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized.  We currently do not anticipate that it will seek authorization from stockholders for issuance of additional shares of common stock unless required by applicable laws or exchange rules.

As the number of outstanding shares of common stock and shares reserved for issuance is approaching the 20,000,000 share limit currently in place in our Certificate of Incorporation, as amended, the Board believes that failure to approve this proposal would seriously restrict our ability to manage our capital needs, to the detriment of stockholders’ interests.  The Board believes additional authorized shares will allow the Company to act with flexibility when and as appropriate to issue additional shares in the future without the delays necessitated by having to obtain stockholder approval (except as otherwise required by law or by the rules of any securities exchange on which the shares of common stock are listed) and to take advantage of changing market and financial conditions in a timely manner.

As indicated above, the additional shares of common stock authorized by the amendment to our Certificate of Incorporation would allow us to increase our capital to effect stock splits, stock dividends, sales of our common stock, awards under the 2014 Plan, acquisitions and to engage in other types of capital raises or strategic transactions.  The subsequent issuance of additional common stock would result in dilution of net income per share and book value per share and the dilution of voting rights of each share of common stock.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

The Board has no current plans to issue additional shares of common stock.  However, the Board believes that the benefits of providing the Company with the flexibility to issue shares without delay for any proper business purpose outweighs any possible disadvantages of dilution in our common stock.

If the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock is approved by the stockholders at the Special Meeting, a Certificate of Amendment to our Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware to effect such amendment as soon as practicable after the Special Meeting to replace the first paragraph of Article Fourth of the Certificate of Incorporation with the following:

“FOURTH: The total number of shares of stock of which the Corporation shall have authority to issue is 45,000,000, all of which shall be shares of common stock, par value $.0001 per share.”

Approval of the amendment to increase the number of authorized shares of our common stock to 45,000,000 shares requires the affirmative vote of a majority of the total outstanding shares of common stock entitled to vote thereon.  If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, such shares will be considered present at the Special Meeting for purposes of the amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM

20,000,000 SHARES TO 45,000,000 SHARES.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of January 3, 2014 by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Chanticleer Holdings, Inc., 11220 Elm Lane, Suite 203, Charlotte, NC  28277. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of January 3, 2014, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of January 3, 2014, was 5,362,897. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Shares Beneficially Owned	Percent
Michael D. Pruitt (1)	530,927	9.9%
Sandor Capital Master Fund LP and affiliates (2)	522,096	9.3%
ICS Opportunities, Ltd. and affiliates (3)	444,444	8.0%
Siskey Capital, LLC and affiliates (4)	416,482	7.8%
Robert B. Prag (5)	417,026	7.4%
Leonid Frenkel (6)	402,300	7.5%
Michael Carroll (7)	16,500	*
Paul I. Moskowitz (7)	9,300	*
Russell (“Rusty”) Page (7)	3,000	*
Keith Johnson (7)	3,000	*
Darren Smith	376	*
Eric S. Lederer	375	*
Alex Hemingway	0	*
Officers and Directors as a Group	576,811	10.0%

* less than 1%

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(1)          Michael D. Pruitt directly holds 169,125 shares of common stock, HOTR Warrants exercisable for 1,500 shares of common stock, Class A Warrants exercisable for 168,000 shares of common stock, and 168,000 Class B Warrants exercisable for shares of common stock. Additionally, Avenel Financial Group, Inc., a corporation controlled by Mr. Pruitt, holds 35,410 shares of common stock, Class A Warrants exercisable for 23,940 shares of common stock, and 23,940 Class B Warrants exercisable for shares of common stock. The amounts set forth in the table excludes 64,394 of the common shares underlying Class A Warrants and Class B Warrants owned by Mr. Pruitt because these warrants limit exercise to that number of shares that, when aggregated with the holder’s existing ownership of our common stock, would result in such holder, together with related persons or entities, owning more than 9.9% of our issued and outstanding common stock.

(2)           Sandor Capital Master Fund LP is the record holder of 199,347 shares of common stock, HOTR Warrants exercisable for 95,775 shares of common stock, 87,386 Class A Warrants exercisable for shares of common stock, and 87,386 Class B Warrants exercisable for shares of common stock. Sandor Advisors, LLC is the General Partner of Sandor Capital. John S. Lemak is the Manager of Sandor Advisors and is the record holder of 28,002 shares of common stock, 12,100 Class A Warrants, and 12,100 Class B Warrants. Sandor Capital, Sandor Advisors, and Mr. Lemak have shared voting power and shared dispositive power with respect to all shares except that Mr. Lemak has sole voting power and sole dispositive power with respect to the 52,202 shares held directly in his name. The address for these parties is 2828 Routh Street, Suite 500, Dallas, Texas, 75201. This information is based solely on a Schedule 13G/A filed with the SEC on March 6, 2013.

(3)           ICS Opportunities, Ltd. maintains principal offices at 666 Fifth Avenue, New York, New York 10103 and shares voting power and dispositive power with respect to all shares with Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC, and Israel A. Englander. The amounts set forth in the table include 222,222 shares of common stock and HOTR Warrants exercisable for 222,222 shares of common stock. This information is based solely on a Schedule 13G/A filed with the SEC on July 16, 2012.

(4)          This amount is based in part on a Schedule 13G filed with the SEC on October 21, 2013 and is based in part on information provided to the Company by the stockholder. Siskey Capital, LLC shares voting power and dispositive power with respect to 120,911 shares, Carolina Preferred Investments III, LLC shares voting power and dispositive power with respect to 295,571 shares, and Todd Beddard shares voting power and dispositive power with respect to all 416,482 shares. The address for these parties is 4521 Sharon Road, Suite 450, Charlotte, North Carolina 28211.

(5)           According to a Schedule 13G/A filed with the SEC on March 4, 2013, Robert B. Prag is the record holder of 115,550 shares of common stock, HOTR Warrants exercisable for 91,985 shares of common stock, 76,000 Class A Warrants exercisable for shares of common stock, and 76,000 Class B Warrants exercisable for shares of common stock. Additionally, according to the same Schedule 13G/A, Del Mar Consulting Group, Inc. Retirement Plan Trust, a trust for which Mr. Prag serves as Trustee, is the record holder of 16,158 shares of common stock, 14,000 Class A Warrants, and 14,000 Class B Warrants. The Schedule 13G/A notes that Mr. Prag and the trust have shared voting power and shared dispositive power with respect to trust shares and Mr. Prag has sole voting power and sole dispositive power with respect to the shares held directly in his name. The address for these parties is 2455 El Amigo Road, Del Mar, California 92014. In addition to the amounts listed above from the March 4, 2013 Schedule 13G/A, Mr. Prag and the trust each acquired additional shares through a private placement in October 2013. Mr. Prag directly acquired an additional 6,700 shares of common stock and the trust acquired an additional 6,633 shares of common stock. These 13,333 private placement shares are included in the total shares beneficially owned in the table. Warrants for 13,333 shares, which also were acquired in the October 2013 private placement, are not included in the total shares beneficially owned in the table because these warrants are not exercisable until October 2014.

(6)           This amount is based on information provided to the Company by the stockholder. This amount includes 137,150 shares of common stock and 265,150 shares of common stock underlying exercisable warrants. This amount does not include warrants for 22,000 shares owned by Mr. Frenkel because such warrants are not exercisable until October 2014. The shares are held by the Equity Trust Company as custodian fbo Leonid Frenkel, and Leonid Frenkel has voting power and dispositive power with respect to all of the securities. The address for Leonid Frenkel is 1600 Flat Rock Road; Penn Valley, Pennsylvania 19072.

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(7)          Includes Class A and Class B warrants as follows:

	Shares Owned	Class A Warrants	Class B Warrants	Total
Michael Carroll	5,500	5,500	5,500	16,500
Rusty Page	1,000	1,000	1,000	3,000
Paul I. Moskowitz	3,100	3,100	3,100	9,300
Keith Johnson	1,000	1,000	1,000	3,000

EXECUTIVE COMPENSATION

The table below shows the compensation of our Chief Executive Officer, Chief Financial Officer, and each executive officer whose total cash compensation exceeded $100,000 for the year ended December 31, 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Total
Michael D. Pruitt [1]	2012	$204,000	$10,000	$214,000
	2011	$168,000	-	$168,000
Eric S. Lederer [2]	2012	$74,000	$6,000	$80,000
Alex Hemingway [3]	2012	$200,004	-	$200,004

(1)           Chief Executive Officer of the Company since June 2005.

(2)           Chief Financial Officer of the Company since June 2012.

(3)           Director of Chanticleer Holdings Europe since 2011.

None of the Company’s directors received compensation for their service in such capacity for the year ended December 31, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently does not have any equity compensation plans in place.

PROPOSALS FOR 2014 ANNUAL MEETING

Any stockholder desiring to present a proposal for inclusion in the proxy statement to be acted upon at our 2014 annual meeting of stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than February 19, 2014.

In addition to any other applicable requirements, for business to be properly brought before the 2014 annual meeting of stockholders by a stockholder, even if the proposal or proposed director candidate is not to be included in our proxy statement, notice must be received at our principal executive office no later than May 5, 2014 in order to be considered timely.

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OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this Special Meeting any matter other than those specifically set forth in the Notice of Special Meeting. If any other matter is properly presented for action at the Special Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 31, 2014 The proxy statement is available at www.chanticleerholdings.com

By:	/s/ Michael D. Pruitt
MICHAEL D. PRUITT
Chief Executive Officer

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APPENDIX A

CHANTICLEER HOLDINGS, INC. 2014 STOCK INCENTIVE PLAN

CHANTICLEER HOLDINGS, INC.

2014 STOCK INCENTIVE PLAN

1.	Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a)          Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)         Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)          Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange.

(d)         Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award, an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e)          Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(f)          Base Price means, with respect to an SAR, the initial price assigned to the SAR.

(g)         Board or Board of Directors means the Board of Directors of the Company.

(h)         Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) failure to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(i)           A Change of Control shall (except as may be otherwise provided in an individual Award Agreement or as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

i.          The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the total voting power of the Company’s then outstanding voting stock;

ii.         The date of the consummation of (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

iii.        The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s stockholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(j)           Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

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(k)          Committee means the Compensation Committee of the Board or other committee of the Board which may be appointed to administer the Plan in whole or in part.

(l)           Common Stock means the common stock of Chanticleer Holdings, Inc., $0.0001 par value, or any successor securities thereto.

(m)         Company means Chanticleer Holdings, Inc., a Delaware corporation, together with any successor thereto.

(n)         Covered Employee shall have the meaning given the term in Code Section 162(m).

(o)         Director means a member of the Board or of the board of directors of an Affiliate.

(p)         Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(q)         Displacement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, be as defined in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Displacement”), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant. The Administrator shall have authority to determine if a Displacement has occurred.

(r)          Dividend Equivalent Awards shall mean a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(s)          Effective Date means the effective date of the Plan, as provided in Section 4.

(t)          Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(u)         Exchange Act means the Securities Exchange Act of 1934, as amended.

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(v)         Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the NASDAQ Capital Market (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(w)         Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(x)          Good Reason means, unless the Administrator determines otherwise, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change in control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation of the Participant’s principal place of employment by more than 50 miles from the location at which the Participant was stationed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

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(y)         Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(z)          Independent Contractor means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

(aa)        Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(bb)       Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(cc)        Option Period means the term of an Option, as provided in Section 7(d).

(dd)       Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(ee)        Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by referenced to shares of Common Stock or other Awards relating to shares of Common Stock.

(ff)         Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(gg)       Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(hh)       Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ii)          Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv)  product production or shipments; (v) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vi) net income; (vii) operating income; (viii) book value per share; (ix) return on stockholders' equity; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) operating margins; (xv) maintenance or improvement of gross margins or operating margins; (xvi) stock price or total stockholder return; (xvii) market share; (xviii) profitability; (xix) costs; (xx) cash flow or free cash flow; (xxi) working capital; (xxii) return on assets; (xxiii) economic wealth created, and/or (xxiv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and/or execution of pre-approved corporate strategy. In addition, with respect to Participants who are not Covered Employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, partnerships, joint venturers or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (subject to any Code Section 162(m) restrictions applicable to Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m)).

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(jj)          Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(kk)        Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll)          Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(mm)      Plan means the Chanticleer Holdings, Inc. 2014 Stock Incentive Plan, as it may be hereafter amended and/or restated.

(nn)       Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(oo)       Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(pp)       Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(qq)       Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(rr)         Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(ss)        SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(tt)         Securities Act means the Securities Act of 1933, as amended.

(uu)       Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(vv)       Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator.

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2.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Other Stock-Based Awards; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a)          The Plan shall be administered by the Board of Directors of the Company or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)         Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.

(c)          Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Company and/or a subcommittee comprised of one or more members of the Committee the authority to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Company and/or to a subcommittee of the Committee, references to the “Administrator” shall include references to such officer(s) and/or subcommittee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

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4.	Effective Date

The Effective Date of the Plan shall be February 3, 2014 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after February 3, 2024. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)          Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 4,000,000 shares. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b)          Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

i.          The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 4,000,000 shares;

ii.         In any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 500,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);

iii.        In any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 500,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award).

(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

(c)          Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award if the Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares underlying the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Company; and (iv) any shares surrendered by a Participant or withheld by the Company to pay the Option Price or purchase price for an Award or shares or used to satisfy any tax withholding requirements in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding requirements by either tendering previously owned shares or having the Company withhold shares. Further, (i) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan; and (ii) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Plan.

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(d)          Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company, or if the Board of Directors of the Company declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)          The individual is either (i) an Employee, (ii) a Director or (iii) an Independent Contractor.

(b)         With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c)          With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d)         The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

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7.	Options

(a)          Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)         Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c)          Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Law.

(d)         Option Period and Limitations on the Right to Exercise Options:

i.          The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

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ii.         An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)        By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)         By shares of Common Stock withheld upon exercise;

(C)         By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(D)         By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or

(E)         By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

iii.        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also shall have authority, in its sole discretion (taking into account any Code Section 409A considerations), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

(e)          Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)          Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.

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(g)         Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or Treas. Reg. Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.	Stock Appreciation Rights

(a)          Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

(b)         Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)          Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

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(d)         Exercise of SARs:

i.          Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

ii.         SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

iii.        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an SAR which was not otherwise exercisable on the Termination Date, extend the period during which an SAR may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(e)          Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR, by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f)          Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.	Restricted Awards

(a)          Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such individuals, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Displacement, Disability, death, or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).

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(b)         Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)         Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.

(e)          Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

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10.	Performance Awards

(a)          Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, or a combination of any such conditions. Subject to Section 1(ii), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

(b)         Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10. The Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c)          Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e)          Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

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11.	Phantom Stock Awards

(a)          Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b)         Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards. The Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Phantom Stock Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)         Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(e)          Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions. Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

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13.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalents; provided, however, that dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalent rights are in compliance with Code Section 409A.

14.	Change of Control

Notwithstanding any other provision in the Plan to the contrary, and unless an individual Award Agreement provides otherwise, the following provisions shall apply in the event of a Change of Control:

(a)          To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award.

(b)         Further, in the event that an Award is substituted, assumed or continued as provided in Section 14(a)(i) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full if the employment or service of the Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year after the effective date of a Change of Control if such termination of employment or service (A) is by the Company not for Cause or (B) is by the Participant for Good Reason. For clarification, for the purposes of this Section 14, the “Company” shall include any successor to the Company.

15.	Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

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16.	Amendment and Termination of the Plan and Awards

(a)          Amendment and Termination of Plan: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(b)          Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c)          Amendments to Comply with Applicable Law: Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:

i.          The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

ii.         The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

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17.	Compliance with Applicable Law

(a)          General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, and any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.

(b)         Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

18.	No Right or Obligation of Continued Employment or Service or to Awards

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor, or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly.

19.	General Provisions

(a)         Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

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(b)        Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c)          Code Section 162(m) Performance-Based Compensation. To the extent to which Code Section 162(m) is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(d)         Unfunded Plan; No Effect on Other Plans:

i.          The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

ii.         The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

iii.        The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

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(e)          Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(f)          Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g)         Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(h)         Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)           Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(j)          Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(k)          Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(l)           Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(m)         Uncertified Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

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(n)         Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(o)         Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(p)         Stockholder Approval: The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

(q)         Deferrals: The Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(r)          Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(s)          Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

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20.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

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CHANTICLEER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL meeting OF STOCKHOLDERS – January 31, 2014 at 9:00 AM

CONTROL ID:

 REQUEST ID:

The undersigned hereby appoints Michael D. Pruitt, the true and lawful attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Chanticleer Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s headquarters, 11220 Elm Lane, Suite 203, Charlotte, NC 28277, on January 31, 2014 at 9:00 a.m. local time, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, dated January 21, 2014.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

M A I L	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
F A X	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464
I N T E R N E T	https://wwwiproxydirect.com/HOTR
P H O N E	1-866-752-VOTE (8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF CHANTICLEER HOLDINGS, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS.
Proposal 1	à	FOR	AGAINST	ABSTAIN
Proposal to approve the 2014 Stock Incentive Plan		☐	☐	☐

Proposal 2	à	FOR	AGAINST	ABSTAIN
Proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 20,000,000 shares to 45,000,000 shares		☐	☐	☐

Proposal 3
To transact any other business that properly comes before the Special Meeting or any adjournments thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO APPROVE EACH OF THE PROPOSALS SET FORTH BELOW.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

		Dated:		, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)